EXHIBIT 10.6

ADDENDUM TO

BILL OF SALE, ASSIGNMENT

AND

QUIT CLAIM DEED

The Effective Date of the transaction shall be deemed to be August 31, 2015, for all purposes hereunder.

Date: January 26, 2016

Kirk Kimerer

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer

BILL OF SALE, ASSIGNMENT

AND

QUIT CLAIM DEED

For valuable consideration, I hereby Sell, Assign, and Quit Claim all title and interest in and to the assets listed on Exhibit A to Apollo Media Network, Inc. to be effective as of June 30, 2015, and I agree to execute all other documents necessary to transfer such assets.

Dated as of June 30, 2015

/s/ Kirk Kimerer

Kirk Kimerer

Kimerer to Apollo Bill of Sale - Final

EXHIBIT A

Websites                                  Domain Owner

1.www.lifecisaboard.com         Kirk Kimerer

2. www.childcompass.com       Kirk Kimerer

3. www.youscube.com             Kirk Kimerer

4.www.live2100.com               Kirk Kimerer

5.www.sciencefly.com              Kirk Kimerer

6.www.dynomove.com             Kirk Kimerer

7.www.cyc1erlife.com              Kirk Kimerer

8. www.fullcourtstars.com        Kirk Kimerer

9.www.1ieastars.com               Kirk Kimerer

10.www.nputgaming.com         Kirk Kimerer

11. www.spychatter.com          Kirk Kimerer

12. www.mobilitypress.com      Kirk Kimerer

13.www.1eafexaminer.com      Kirk Kimerer

14.www.cagepound.com          Kirk Kimerer

Kimerer to Apollo Bill of Sale - Final